                                                                   EXHIBIT 10.36

                                  SEITEL, INC.

                        INCENTIVE COMPENSATION AGREEMENT

     THIS CONTRACT AND AGREEMENT made and entered into this 11th day of March, 1993, by and between SEITEL, INC., a Delaware corporation, (referred to herein as the "Company"), DEBRA D. VALICE, PAUL A. FRAME and HORACE A. CALVERT, Trustees of the Supplemental Income Trust and each individual who executes the Ratification Form attached hereto as Exhibit "A" (hereinafter referred to as "Employee").

     WHEREAS, the services of the Employees, their experience and dedication to the Company, their reputation and contacts in the industry are invaluable to the Company; and,

     WHEREAS, the Company wishes to reward each Employee for his/her involvement in the Company's projects and subsequent success that he/she has brought to the Company;

     WHEREAS, the Company has established the trust in which these benefits are to be placed for the Employee;

     NOW, THEREFORE, in further consideration for the Employee's continued employment, and upon the terms and conditions stated below, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Definitions. Unless the context of this Agreement otherwise requires, the terms defined herein shall have the following meanings:

          (a) The term "Beneficiary" shall mean the Employee and any successor in interest to such Employee who acquires his/her interest by devise or intestate succession.

          (b) The term "Benefits" shall mean those amounts which are payable to the Beneficiary as a result of this agreement.

          (c) The term "Company" shall mean Seitel, Inc., a Delaware corporation.

          (d) The term "Contributions" shall mean the amounts paid by the Company equal to (i) a percentage of the revenue so designated for the contributions to the Trusts and (ii) those amounts due and payable directly to Beneficiaries who are not or are no longer Employees of the Company.

          (e) The term "Designated Percentage" means the percentage of a particular Funding Pool assigned to a specific Employee by the Company.

          (f) The term "Designated Project Line" means any Project Line separately identified by the Company pursuant to the procedures set forth in Paragraph 3.1.

          (g) The term "Employee" shall mean any employee of the Company who has executed the Ratification form attached hereto as Exhibit "A".

          (h) The term "Funding Pool" shall have the meaning as provided in
     Article IV hereof.

          (i) The term "Net Billing" shall mean the amount of revenue received for a Project Line by the Company net of the typical selling commission, which is 6% at the time of the execution of this Agreement.

          (j) The term "Partially Funded Project Line" means one in which all Third Party Costs are not paid for or underwritten by parties other than the Company and Company elects to pay the shortfall.

          (k) The term "Project Line" shall mean each separate and identifiable group of reports, data, software, charts, graphs and other forms of information related to a line of seismic exploration, which is gathered by the Company.

          (1) The term "Third Party Costs" shall mean those costs incurred by the Company for a Project Line. It is understood by the parties that even after a Project Line starts to produce revenue, additional third party costs may be added to a Project Line because of subsequent development. Third Party Costs excludes any capitalized internal charges, capitalized management fees or any other form of overhead allocation.

          (m) The term "Trust" means the Supplemental Income Trust executed effective the 30th day of December, 1990.

          (n) The term "Trustees" means Debra D. Valice, Paul A. Frame and Horace A. Calvert, or the then acting trustees of the Trust.

          (o) The term "Zero Cost Project Line" means a Project Line under which all Third Party Costs are paid for or will be underwritten by parties other than the Company.

                                   ARTICLE II
                             EMPLOYER'S CONTRIBUTION

     2.1 Contributions. The Company agrees to make Contributions under the terms stated in this Agreement for the benefit of those Employees who have executed a Ratification Agreement. If the Employee is currently employed by the Company, such contribution shall be made to the Trust selected by Employee upon the execution of the Ratification Agreement. If

Beneficiary is not an Employee, or an Employee no longer employed by the Company, for any reason, any amounts due and payable under this Agreement shall be made directly to the Employee/Beneficiary.

     2.2 Amount of Contributions. The Company shall fund for each calendar quarter an amount for each Employee equal to such Employee's Designated Percentage (as established on Exhibit B for such employees) times such Employee's assigned Funding Pool. The Company retains the right to increase or decrease such Designated Percentage for each Employee or switch an Employee from one Funding Pool to another (any such change collectively called a "Redesignation"); however the following limitations apply:

          (a) Any new Redesignation applies only to new Project Lines dedicated to this program. For any Project Line previously designated, the old designation applies.

          (b) The Company may only change the designation twice a year, once between January 1 and January 31 applicable that January 1 and once between July 1 and July 31 applicable for that July 1. The Company must provide written notice to Trustees of any change in designation in January by March 1 and in July by September 1.

     2.3 Funding of Contributions. The Contributions shall be funded as provided in Article III.

                                   ARTICLE III
                        MECHANICS FOR DETERMINING PROFITS
                            ELIGIBLE FOR CONTRIBUTION

     3.1 Designation of Project Line. Upon the instigation or purchase of a new Project Line by the Company, the Company shall notify the Trustees that a new Project Line has been established in the Company records. At the time of the execution of this Agreement, those Project Lines listed on Exhibit C have already been designated by the Company. The head of the Geophysical Department of the Company shall be responsible for designation of new project lines and shall do so by written notice to the Trustees.

     3.2 Eligible Project Lines. Once a Project Line has been designated as a project under this agreement, then the Company must designate it as a Zero Cost Project Line or a Partially Funded Project Line. All data listed on Exhibit C represents Zero Cost Project Lines. New Project Lines purchased by the Company shall be eligible for participation once sufficient revenue has been received by the Company to make it a Zero Cost Project Line.

          (a) If the project is a Zero Cost Project Line, then all net billings are eligible for the Funding Pools.

          (b) If the project is a Partially Funded Project Line, then the Company must first receive sufficient revenues from third parties to make such project a Zero Cost

     Project Line. Once such revenues have been received, the project then becomes a Zero Cost Project Line and all future net billings are eligible for the Funding Pools.

               (c) The Chief Financial Officer of the Company shall determine when a project line becomes a Zero Cost Project Line. Such determination shall be made on a quarterly basis and may be audited by the Trustees.

     3.3 Allocation of Contributions. There will be three Funding Pools: Alpha, Beta and Iota. Each Employee's Designated Percentage of a Funding Pool is determined by the Company pursuant to Article II.

     3.4 Determination of Funding Pool Size. The amount considered available in each Funding Pool will be determined on the following sliding scale:

          Net Billing Available                                   Funding Percentage
          In Excess Sales Pool                         Alpha             Beta              Iota
          --------------------                        -------------------------------------------
          $         0 - $  6,000,000                  2.5000%           3.0000%           3.5000%
          $ 6,000,000 - $  7,000,000                  2.6667%           3.3333%           4.0000%
          $ 7,000,000 - $  8,000,000                  2.7857%           3.5714%           4.3571%
          $ 8,000,000 - $  9,000,000                  2.8750%           3.7500%           4.6250%
          $ 9,000,000 - $ 10,000,000                  2.9444%           3.8889%           4.8333%
                      > $ 10,000,000                  3.0000%           4.0000%           5.0000%

               (a) For example, for the first 0-$6,000,000 in Net Billings by the Company from all designated Zero Cost Project Lines for the calendar year

               Funding Pool Alpha= 2-1/2% of the net revenues
               Funding Pool Beta= 3% of the net revenues
               Funding Pool Iota= 3-1/2% of the net revenues

               (b) The Parties understand that the above calculation represents the maximum potential of each Funding Pool, but only that amount equal to the Designated Percentage of the Funding Pool will be contributed to each Employee.

               (c) The contribution amount shall be calculated quarterly (always based on cumulative costs and cumulative revenues to date). For example, if at the end of the second quarter, the increase in the excess sales pool necessitates use of higher funding percentage, the new percentages are applied to the six months excess sales pool information and the adjustment to the first quarter contribution is made at that time. Same procedure should be used at the end of nine and twelve months, respectively. The calculation starts over again at the beginning of the next fiscal year.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 LAWS OF TEXAS TO GOVERN. THIS AGREEMENT SHALL BE CONSTRUED AND REGULATED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

     4.2 Titles and Headings not to Control. The titles to Articles and headings of Sections in this Agreement are placed herein for convenience of reference only and in case of any conflict the text of this Agreement, rather than such titles or headings, shall control.

     4.3 Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other, and any purported assignment without such prior written consent shall be null and void. This Agreement shall be binding upon the successors and permitted assigns of each party hereto.

     4.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be effected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. In lieu of such illegal, invalid or unenforceable provisions, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid and unenforceable provision as may be possible and be legal, valid and enforceable.

     4.5 Notices. All notices, elections, demands or other communications required or permitted under this Agreement shall be in writing and shall be considered as properly given or made when personally delivered or two days after deposit in the United States mail, first class postage, prepaid addressed to the Beneficiary at the address set forth opposite such Beneficiary's name on Exhibit B hereto, to the Company at 16010 Barkers Point Lane, Suite 550, Houston, Texas 77079 and the Trustees at the address specified on the signature page hereto. Any party may change his address by giving notice to the other parties of the new address.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year as provided below, but effective as of the date first written above.

                                          SEITEL, INC.

                                          By: /s/ Debra D. Valice
                                              ----------------------------------
                                          Name:  [Debra D. Valice]
                                                 -------------------------------
                                          Title: Chief Financial Officer
                                                 -------------------------------

                                                  TRUSTEES:

                                                  /s/ Debra D Valice
                                                  ------------------------------
                                                  DEBRA D. VALICE
                                                  19907 Parsons Green Court
                                                  Katy, Texas 77450

                                                  /s/ Paul A Frame
                                                  ------------------------------
                                                  PAUL A. FRAME
                                                  2912 Mid Lane
                                                  Houston, Texas 77027

                                                  /s/ Horace A Calvert
                                                  ------------------------------
                                                  HORACE A. CALVERT
                                                  7 Post Oak Drive
                                                  Dayton, Texas 77535

THE STATE OF TEXAS  Section

COUNTY OF HARRIS    Section

     The foregoing instrument was acknowledged before me on this the 11th day of MARCH, 1993, by DEBRA D. VALICE, CHIEF FINANCIAL OFFICER of SEITEL, INC., a Texas corporation, on behalf of said corporation.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public in and for
                                                the State of Texas

THE STATE OF TEXAS  Section

COUNTY OF HARRIS    Section

     The foregoing instrument was acknowledged before me on this the 11 day of March, 1993, by DEBRA D. VALICE.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public in and for
                                                the State of Texas

THE STATE OF TEXAS  Section

COUNTY OF HARRIS    Section

     The foregoing instrument was acknowledged before me on this the 11 day of March, 1993, by PAUL A. FRAME.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public in and for
                                                the State of Texas

THE STATE OF TEXAS  Section

COUNTY OF HARRIS    Section

     The foregoing instrument was acknowledged before me on this the 11 day of March, 1993, by HORACE A. CALVERT.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public in and for
                                                the State of Texas

                                    EXHIBIT A

                                  RATIFICATION

          By execution hereof, the undersigned Executive agrees to the terms contained in the Incentive Compensation Agreement, effective December 30, 1990.

                                                ------------------------------

Designated Percentage:

-------------------------

Applicable Funding Pool:

-------------------------

                                    EXHIBIT B

                               NAMES OF EMPLOYEES

                                                        Designated Percentage
                                                        ---------------------

Funding Pool Iota

      Herbert M. Pearlman                                        12.00%
      David S. Lawi                                              12.00%
      Paul A. Frame, Jr.                                         12.00%
      Horace A. Calvert                                          12.00%

 Funding Pool Beta

       James C. Rives, Jr.                                    9.854168%
       Debra D. Valice                                        9.854168%

 Funding Pool Alpha

       Douglas J. Maier (pre-1992 programs)                       6.75%
       Robert J. Simon, Jr.                                       6.75%
       Walter M. Craig, Jr.                                       6.75%
       Robert T. Choate (post-1991 programs)                      6.75%
       Allana K. May                                              5.30%
       Joe E. Morgan, Jr.                                         5.30%
       David A. Wegner                                            5.30%

                                    EXHIBIT C

                               ZERO COST PROJECTS

                                (AS OF 1/1/93)

                                       SEL
                                       TERREBORNE II
                                       SLM
                                       TERREBORNE III
                                       TRP
                                       CEY
                                       SWP
                                       TTZ
                                       SEL II
                                       SLM II
                                       SLM III
                                       TERREBORNE IV
                                       NUECES CO.
                                       LTZ
                                       SEL III
                                       SEL -15l
                                       NUECES II
                                       NLA
                                       SPC
                                       SPC  20X
                                       HCP II
                                       NTR
                                       SEP
                                       SEP 105
                                       SEP 265
                                       CRP
                                       NLP
                                       SLM IV
                                       SLMTU 296
                                       MTZ
                                       MTZ 227
                                       MTZ 262-263
                                       MTZ 266-269
                                       VIP
                                       GTC
                                       CYP
                                       MBA
                                       ATC
                                       BMF
                                       TCF
                                       SPC II
                                       WMP
                                       EBR
                                       MOURA
                                       THP
                                       SEL V
                                       IPH
                                       STL
                                       WAP
                                       JOY
                                       MDY
                                       LOG
                                       SUP
                                       JOP
                                       ACA
                                       RAP

                                       TOP
                                       CANADIAN DATA
                                       TELEDYNE
                                       PHILLIPS
                                       ARKOMA
                                       LAKE DELADE
                                       GEO-SEISMIC
                                       GRANT-TENSLIP
                                       MAURICE 3D
                                       BLACK BAVOU 3D
                                       BALLARD DELARGE 3D